                                                                    Exhibit 99.1
NEWS RELEASE
                                                     [LOGO OF CHARLES E. SMITH
Charles E. Smith Residential Realty, Inc.             RESIDENTIAL REALTY, INC.
                                                      APPEARS HERE]

FOR IMMEDIATE RELEASE                         Contact:    Ernest A. Gerardi, Jr.
---------------------                                             (703) 769-1000
January 30, 1997

                                                                 M. Bruce Snyder
                                                                  (703) 769-1029


             Charles E. Smith Residential Realty's 1996 FFO Up 10%

       Announces Follow-on Equity Offering to Fund Pending Acquisitions


     ARLINGTON, VA - Charles E. Smith Residential Realty, Inc. (NYSE: SRW), the largest publicly traded multifamily real estate investment trust focused on the greater Washington, D.C. region, announced today that Funds From Operations
(FFO) for 1996 increased 10% over 1995 and that the Company's Board of Directors approved a follow-on common equity offering, of at least 2.7 million shares, to fund two acquisitions presently under contract.

     The Board also approved the acquisition of the properties under contract, two luxury high-rise apartment communities, for approximately $113 million. These acquisitions will be purchased with a combination of Operating Partnership Units and the assumption of debt, which will be partially repaid with the follow-on offering proceeds. The economic impact from the two acquisitions will be immediately accretive to FFO and, along with the equity offering and issuance of Operating Partnership Units, will lower the Company's overall debt to total market capitalization ratio from 46% to approximately 42%. The two properties, Crystal Plaza and Crystal Towers, comprise 1,452 apartment units and are located in Crystal City, Virginia. Underwriters for the offering are Goldman, Sachs & Co.; Donaldson, Lufkin & Jenrette Securities Corporation; Prudential Securities Incorporated; and Legg Mason Wood Walker, Inc.


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Charles E. Smith Residential News Release/January 30, 1997                Page 2



     The Company's FFO for 1996 was $23.9 million, or $2.41 per share, a 10.0% increase over the Company's FFO per share for 1995. For the quarter ended December 31, 1996, FFO was $7.1 million, or $0.70 per share, up 11.1% over the fourth quarter of 1995. FFO is widely considered to be the most appropriate measure of a real estate investment trust's operating performance.


     Ernest A. Gerardi, Jr., President of Charles E. Smith Residential Realty, Inc., stated that "We are quite pleased with our continued solid growth in 1996, which exceeded analysts expectations. This performance is the result of a combination of our acquisition and development programs, together with operational initiatives that will continue to fuel growth in the years ahead. The implementation of these initiatives positions us well for 1997 and beyond."


     The Company is structured as an umbrella partnership real estate investment trust, or UPREIT. All property ownership and business operations take place in an operating partnership and its subsidiaries and affiliates. The Company currently owns approximately 45% of the Operating Partnership and is its sole general partner.


     The Operating Partnership's total revenue from rental properties was $166.3 million for 1996, an increase of 14.7% over 1995. For the fourth quarter of 1996, revenue from rental properties increased 12.0% over the same period last year.


     The Operating Partnership's 1996 income from rental properties before depreciation increased 14.2% from $79.3 million to $90.5 million. Income from rental properties before depreciation for the fourth quarter of 1996 increased 12.7% to $24.3 million. The Property Service Businesses contributed income before depreciation of $8.9 million in 1996 and $3.2

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Charles E. Smith Residential News Release/January 30, 1997                Page 3


million in the fourth quarter of 1996. For the twelve months ended December 31, 1996, the Property Service Businesses provided 8.9% of the Operating Partnership's total income before depreciation.

       The Operating Partnership's earnings before interest, taxes, depreciation, and amortization (EBITDA) increased 12.8% to $97.8 million in 1996. For the fourth quarter of 1996, EBITDA increased 10.7% to $27.2 million.

       The Company's net income for 1996 was $11.0 million, or $1.11 per share, an increase of 37.0% over 1995. Net income for the fourth quarter was $5.0 million, or $0.49 per share, up 40.0% over the fourth quarter of 1995. Net income in all periods reflect charges for quarterly distributions paid to other operating partnership unitholders in excess of net income attributed to these unitholders, because these unitholders' partnership interests are carried at zero on the balance sheet. Such charges were $4.8 million in 1996 and $0.1 million for the fourth quarter, and it is important to note that they have no effect on the Company's FFO.

       The Company will hold a teleconference on Friday, January 31 at 11:00am EST to review the information reported in this release. To participate, please call 1-800-759-6338 shortly before 11:00am and identify yourself as a participant in the Charles E. Smith Residential Realty teleconference.

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Charles E. Smith Residential News Release/January 30, 1997                Page 4


     Charles E. Smith Residential Realty, Inc. is a self-managed real estate investment trust that is the largest publicly traded multifamily real estate company focused on the greater Washington, D.C. region. The Company and its subsidiaries and affiliates own, acquire, develop, and manage multifamily residential, as well as provide related real estate services to other property owners in the Washington region.

     The total market capitalization of Charles E. Smith Residential Realty was approximately $1.2 billion on December 31, 1996 based on a stock price of $29.25.

     This news release contains forward-looking statements regarding the company's outlook, which are based on assumptions about economic and market conditions, competitive dynamics and other factors subject to a number of risks and uncertainties, some of which are discussed in the Company's filings with the Securities and Exchange Commission. Actual results could differ materially.
















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                                                                          Page 5

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                             Financial Highlights
       For the Three and Twelve Months Ended December 31, 1996 and 1995


                                                                 3 Months Ended December 31,        12 Months Ended December 31,
                                                              ---------------------------------   ---------------------------------
                                                                                     % Change                           % Change
                                                                                       From                               From
(dollars in thousands except per share data)                     1996      1995      Last Year      1996      1995      Last Year
-----------------------------------------------------------------------------------------------------------------------------------
Funds From Operations of the Operating Partnership             $15,489    $13,691      13.1%      $52,748    $47,311      11.5%
Funds From Operations - attributable to the Company              7,050      6,090      15.8%       23,869     20,391      17.1%
   Per Share (a)                                                 $0.70      $0.63      11.1%        $2.41      $2.19      10.0%

Net Income of the Operating Partnership                        $11,034     $9,348      18.0%      $34,817    $31,053      12.1%
Net Income - attributable to the Company                         4,967      3,378      47.0%       10,977      7,529      45.8%
   Per Share                                                     $0.49      $0.35      40.0%        $1.11      $0.81      37.0%

Dividends Declared per Share                                    $0.505     $0.490       3.1%       $1.990     $1.930       3.1%

EBITDA of the Operating Partnership                            $27,174    $24,543      10.7%      $97,769    $86,657      12.8%


--------------------------------------------------------------------------------

                        Debt Composition as of 12/31/96

                                                                    Dollars in       % of
                                                                    Thousands        Total
                                                                    ---------        -----
   Long Term Mortgage Debt (maturities greater than 1 year)
       Fixed Rate (rate: 8.05%)                                      $399,563        73.1%
       Variable Rate                                                        0         0.0%

   Short Term Mortgage Debt (maturities less than 1 year)
       Fixed Rate                                                           0         0.0%
       Variable Rate (rate: 7.20%)                                     17,245         3.2%

   $100M Acquisition Line of Credit (rate: 7.16%)                      82,050        15.0%
   $83M Acquisition Line of Credit (rate: 7.27%)                       30,000         5.5%
   Construction Loan (rate: 7.32%)                                     17,686         3.2%

                                                                   -----------  -----------
       Total Debt                                                    $546,544       100.0%
                                                                   ===========  ===========

                                            Average Interest Rate: 7.82%             Average Years to Maturity: 6.0

                  [MATURITY SCHEDULE BAR GRAPH APPEARS HERE]

                        1997                   116,981
                        1999                   113,384
                        2001                   125,214
                        2004                    30,000
                        2009                   148,095
                        2020                    12,870


   * As of 12/31/96, the Company's Debt to Total Market Capitalization Ratio was 45.9%, based on 9,969,607 shares and 12,029,857 partnership units outstanding at a stock price of $29.25.
   * The Company's Debt Coverage Ratio for the 3 months ended 12/31/96 was
     2.53:1.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

(a) Weighted average shares, partnership units, and equivalents outstanding during the periods were as follows:

       Shares and equivalents                           10,062,702     9,707,047              9,913,308     9,310,929
       Partnership Units                                11,960,203    12,115,528             11,994,324    12,292,066
                                                       ------------  ------------           ------------  ------------
           Total Shares and Partnership Units           22,022,905    21,822,575             21,907,632    21,602,995
                                                       ============  ============           ============  ============

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                                                                          Page 6

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                               Operating Summary
       For the Three and Twelve Months Ended December 31, 1996 and 1995

                                                               3 Months Ended December 31,          12 Months Ended December 31,
                                                          -------------------------------------  -----------------------------------
                                                                                    % Change                             % Change
                                                                                      From                                 From
(dollars in thousands except per share data)                 1996        1995       Last Year       1996         1995    Last Year
------------------------------------------------------------------------------------------------------------------------------------
RENTAL PROPERTIES (a)

   Revenue                                                  $43,469     $38,813       12.0%        $166,283     $144,909     14.7%
   Expenses (excluding depreciation)                        (19,164)    (17,238)      11.2%         (75,779)     (65,627)    15.5%
                                                         -----------  ----------  ----------    ------------  -----------  --------
      Income Before Depreciation                             24,305      21,575       12.7%          90,504       79,282     14.2%

PROPERTY SERVICE BUSINESSES

   Engineering and Technical Services                         1,126       1,044        7.9%           3,663        3,485      5.1%
   Property Management Services                                 392         692      -43.4%           2,296        2,008     14.3%
   Financing Services                                         1,041         805       29.3%           1,953        1,579     23.7%
   Interior Construction and Renovation Services                665         511       30.1%             980        1,106    -11.4%
                                                         -----------  ----------  ----------    ------------  -----------  --------
      Income of the PSBs Before Depreciation                  3,224       3,052        5.6%           8,892        8,178      8.7%

                                                         -----------  ----------  ----------    ------------  -----------  --------
          Total Income Before Depreciation                   27,529      24,627       11.8%          99,396       87,460     13.6%

OTHER INCOME AND EXPENSES

   Interest Income                                              303         425      -28.7%           1,029        1,424    -27.7%
   Corporate General and Administrative Expenses               (818)       (808)       1.2%          (3,025)      (2,842)     6.4%
   Interest Expense (including amort. of financing costs)   (11,358)    (10,228)      11.0%         (43,606)     (37,421)    16.5%

   Depreciation of Real Property                             (4,455)     (4,343)       2.6%         (17,931)     (16,258)    10.3%
   Depreciation and Amortization - PSBs                        (167)       (325)     -48.6%          (1,046)      (1,310)   -20.2%

                                                         -----------  ----------  ----------    ------------  -----------  --------
NET INCOME OF THE OPERATING PARTNERSHIP                      11,034       9,348       18.0%          34,817       31,053     12.1%

   Interest of Other Operating Partnership Unitholders       (6,015)     (5,189)      15.9%         (19,062)     (17,648)     8.0%
   Distributions in Excess of Earnings Allocated to
      Other Operating Partnership Unitholders                   (52)       (781)     -93.3%          (4,778)      (5,876)   -18.7%
                                                         -----------  ----------  ----------    ------------  -----------  --------
      Attributable to the Company                            $4,967      $3,378       47.0%         $10,977       $7,529     45.8%
                                                         ===========  ==========  ==========    ============  ===========  ========

      Net Income per Share (b)                                $0.49       $0.35       40.0%           $1.11        $0.81     37.0%

------------------------------------------------------------------------------------------------------------------------------------

NET INCOME OF THE OPERATING PARTNERSHIP                      11,034      $9,348       18.0%         $34,817      $31,053     12.1%

   Add:   Depreciation of Real Property                       4,455       4,343        2.6%          17,931       16,258     10.3%

                                                         -----------  ----------  ----------    ------------  -----------  --------
FFO OF THE OPERATING PARTNERSHIP                             15,489      13,691       13.1%          52,748       47,311     11.5%

   Interest of Other Operating Partnership Unitholders       (8,439)     (7,601)      11.0%         (28,879)     (26,920)     7.3%
                                                         -----------  ----------  ----------    ------------  -----------  --------
   Attributable to the Company                               $7,050      $6,090       15.8%         $23,869      $20,391     17.1%
                                                         ===========  ==========  ==========    ============  ===========  ========

      Funds From Operations per Share (b)                     $0.70       $0.63       11.1%           $2.41        $2.19     10.0%

------------------------------------------------------------------------------------------------------------------------------------

(a) Details are shown on the following page.

(b) Weighted average shares, partnership units, and equivalents outstanding during the periods were as follows:

      Shares and equivalents                             10,062,702    9,707,047                  9,913,308    9,310,929
      Partnership Units                                  11,960,203   12,115,528                 11,994,324   12,292,066
                                                        ------------ -----------                ------------ ------------
          Total Shares and Partnership Units             22,022,905   21,822,575                 21,907,632   21,602,995
                                                        ============ ===========                ============ ============

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                                                                          Page 7

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                            Rental Property Details
       For the Three and Twelve Months Ended December 31, 1996 and 1995

                                                  3 Months Ended December 31,             12 Months Ended December 31,
                                             ------------------------------------- ------------------------------------------
                                                                      % Change                              % Change
                                                                        From                                  From
(dollars in thousands)                           1996        1995     Last Year       1996        1995      Last Year
-----------------------------------------------------------------------------------------------------------------------------
CORE RESIDENTIAL PORTFOLIO (a)

   Revenue                                      $33,266     $32,289         3.0%     $132,111    $127,745         3.4%
   Expenses (excluding depreciation)            (15,082)    (14,625)        3.1%      (61,248)    (58,566)        4.6%
                                             ----------- ----------- -----------   ----------- ----------- -----------
      Income Before Depreciation                 18,184      17,664         2.9%       70,863      69,179         2.4%

RETAIL PORTFOLIO

   Revenue                                        2,619       2,692        -2.7%       10,176      10,418        -2.3%
   Expenses (excluding depreciation)               (708)       (895)      -20.9%       (3,567)     (3,447)        3.5%
                                             ----------- ----------- -----------   ----------- ----------- -----------
      Income Before Depreciation                  1,911       1,797         6.3%        6,609       6,971        -5.2%

   SUB-TOTAL CORE PORTFOLIO

      Revenue                                    35,885      34,981         2.6%      142,287     138,163         3.0%
      Expenses (excluding depreciation)         (15,790)    (15,520)        1.7%      (64,815)    (62,013)        4.5%
                                             ----------- ----------- -----------   ----------- ----------- -----------
          Income Before Depreciation             20,095      19,461         3.3%       77,472      76,150         1.7%

ACQUISITION PORTFOLIO

   Revenue                                        6,482       3,179         N/A        19,914       5,831         N/A
   Expenses (excluding depreciation)             (2,925)     (1,373)        N/A        (9,324)     (2,850)        N/A
                                             ----------- ----------- -----------   ----------- ----------- -----------
      Income Before Depreciation                  3,557       1,806         N/A        10,590       2,981         N/A

WESTERLY AT WORLDGATE

   Revenue                                        1,102         653         N/A         4,082         915         N/A
   Expenses (excluding depreciation)               (449)       (345)        N/A        (1,640)       (764)        N/A
                                             ----------- ----------- -----------   ----------- ----------- -----------
      Income Before Depreciation                    653         308         N/A         2,442         151         N/A

   TOTAL PORTFOLIO

      Revenue                                    43,469      38,813        12.0%      166,283     144,909        14.7%
      Expenses (excluding depreciation)         (19,164)    (17,238)       11.2%      (75,779)    (65,627)       15.5%
                                             ----------- ----------- -----------   ----------- ----------- -----------
          Income Before Depreciation            $24,305     $21,575        12.7%      $90,504     $79,282        14.2%
                                             =========== =========== ===========   =========== =========== ===========

--------------------------------------------------------------------------------

(a) Includes Potomac View (192 units, acquired 8/94) and The Manor (435 units, acquired 8/94) for a total of 12,462 apartment units.

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                                                                          Page 8

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
              Funds Available for Distribution (FAD) Calculation
       For the Three and Twelve Months Ended December 31, 1996 and 1995

                                                         3 Months Ended December 31,             12 Months Ended December 31,
                                                    -------------------------------------  --------------------------------------

                                                                              % Change                                 % Change
                                                                                From                                     From
(dollars in thousands except per share data)            1996         1995     Last Year        1996         1995       Last Year
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME OF THE OPERATING PARTNERSHIP                $11,034       $9,348       18.0%       $34,817       $31,053        12.1%

   Add:   Depreciation of Real Property                  4,455        4,343        2.6%        17,931        16,258        10.3%

                                                    -----------  -----------  -----------  -----------   -----------  -----------
FFO OF THE OPERATING PARTNERSHIP                       $15,489      $13,691       13.1%       $52,748       $47,311        11.5%
                                                    ===========  ===========  ===========  ===========   ===========  ===========

   Add:   Amortization of Deferred Financing Costs         631          690       -8.6%         2,583         2,719        -5.0%

          Depreciation and Amortization - PSBs             167          325      -48.6%         1,046         1,310       -20.2%

          Reserve Fund Reimbursements                        0          176     -100.0%           398           995       -60.0%

          Amortization of Unit Grants                      120          143      -16.1%           525           570        -7.9%

   Less:  Additions to Rental Property (a)              (3,344)      (2,665)      25.5%        (7,298)       (5,257)       38.8%

          Principal Curtailments on Mortgage Debt         (103)        (185)     -44.3%          (614)         (466)       31.8%

          Straight-Lining of Retail Rents                 (249)        (234)       6.4%          (962)       (1,065)       -9.7%

                                                    -----------  -----------  -----------  -----------   -----------  -----------
FAD OF THE OPERATING PARTNERSHIP                        12,711       11,941        6.4%        48,426        46,117         5.0%

   Interest of Other Operating Partnership
   Unitholders                                          (6,927)      (6,633)       4.4%       (26,513)      (26,240)        1.0%
                                                    -----------  -----------  -----------  -----------   -----------  -----------
   Attributable to the Company                          $5,784       $5,308        9.0%       $21,913       $19,877        10.2%
                                                    ===========  ===========  ===========  ===========   ===========  ===========

   Funds Available for Distribution per Share (b)        $0.57        $0.55        3.6%         $2.21         $2.13         3.8%

   Dividend Declared per Share                          $0.505       $0.490        3.1%        $1.990        $1.930         3.1%

   Payout Ratios
       As a Percentage of FAD                              89%          89%                       90%           91%
       As a Percentage of FFO                              72%          78%                       83%           88%







--------------------------------------------------------------------------------

(a)Additions to Rental Property details are as follows:
       Core Residential Portfolio                       $2,682       $2,374                    $5,806        $4,899
       Retail Portfolio                                     80            9                       287            55
       Acquisition Portfolio                               582          282                     1,205           303
                                                   ------------ ------------              ------------  ------------
          Total Additions to Rental Property            $3,344       $2,665                    $7,298        $5,257
                                                   ============ ============              ============  ============

(b)Weighted average shares, partnership units, and equivalents outstanding during the periods were as follows:
       Shares and equivalents                       10,062,702    9,707,047                 9,913,308     9,310,929
       Partnership Units                            11,960,203   12,115,528                11,994,324    12,292,066
                                                   ------------ ------------              ------------  ------------
          Total Shares and Partnership Units        22,022,905   21,822,575                21,907,632    21,602,995
                                                   ============ ============              ============  ============

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                                                                          Page 9

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
Residential Portfolio Statistics for the Twelve Months Ended December 31, 1996


                                                                               Number of      Average       Monthly      Average
                                                            Property           Apartment      Sq. Ft.       Revenue      Economic
              Property Type / Property Name                 Location             Units        Per Unit      Per Unit     Occupancy
-----------------------------------------------------  ---------------------  -----------  -------------  ------------  ------------
Core Residential Portfolio

     High-Rise
        Albemarle                                         Washington, D.C.           235         1,097         1,126         99.3%
        Calvert - Woodley                                 Washington, D.C.           136         1,001         1,046         99.8%
        Cleveland House                                   Washington, D.C.           216           894         1,001         98.3%
        Corcoran House                                    Washington, D.C.           138           464           757         99.5%
        Courthouse Plaza                                  Arlington, VA              396           772         1,134         97.8%
        Crystal House I                                   Arlington, VA              426           917           933         96.7%
        Crystal House II                                  Arlington, VA              402           938           905         96.3%
        Crystal Place                                     Arlington, VA              180           894         1,210         97.6%
        Crystal Square                                    Arlington, VA              378         1,121         1,080         98.4%
        Gateway Place                                     Arlington, VA              162           826         2,023         93.1%
        Marbury Plaza                                     Washington, D.C.           672           997           621         95.3%
        Skyline Towers                                    Fairfax Co., VA            940         1,221           950         97.1%
        Statesman                                         Washington, D.C.           281           593           739         98.6%
        2501 Porter Street                                Washington, D.C.           202           760         1,356         96.7%
        Water Park Towers                                 Arlington, VA              360           881         1,486         97.8%
                                                                              -----------  -------------  ------------  ------------
                 Sub-Total / Average                                               5,124           956         1,018         97.3%

     Mid-Rise
        Berkeley                                          Arlington, VA              138           891           704         97.6%
        Columbian Stratford                               Arlington, VA              227           942           719         98.2%
        Executive Central                                 Arlington, VA              230           903           749         98.8%
        Executive North                                   Arlington, VA              215           892           748         97.6%
        Executive South                                   Arlington, VA              266           842           727         98.1%
        Windsor Towers                                    Arlington, VA              280         1,025           760         96.9%
                                                                              -----------  -------------  ------------  ------------
                 Sub-Total / Average                                               1,356           920           737         97.9%

     Garden
        Bedford Village                                   Fairfax Co., VA            752         1,070           859         96.1%
        Car Barn                                          Washington, D.C.           196         1,311           823         96.9%
        Columbia Crossing                                 Arlington, VA              247           976         1,116         98.2%
        Concord Village                                   Arlington, VA              531         1,025           762         93.9%
        Fort Chaplin                                      Washington, D.C.           549           983           603         96.5%
        The Manor                                         Montgomery Co., MD         435           999           729         95.6%
        Newport Village                                   Alexandria, VA             937         1,115           862         98.3%
        Orleans Village                                   Fairfax Co., VA            851         1,061           787         96.9%
        Oxford Manor                                      Washington, D.C.           227         1,005           596         94.7%
        Patriot Village                                   Fairfax Co., VA          1,065         1,162           851         96.7%
        Potomac View                                      Loudoun Co., VA            192           965           708         97.8%
                                                                              -----------  -------------  ------------  ------------
                 Sub-Total / Average                                               5,982         1,042           801         96.6%
                                                                              -----------  -------------  ------------  ------------
                                                                                  12,462           994           883         97.0%

Residential Acquisition / Development Portfolio

     High-Rise
        Suburban Tower  (acquired 1/95)                   Montgomery Co., MD         172           677           762         97.4%
        Connecticut Heights (acquired 6/95)               Washington, D.C.           519           536           761         95.9%
        The Bennington (acquired 9/95)                    Arlington, VA              348           804           986         97.3%
        Van Ness South (acquired 7/96)                    Washington, D.C.           625           956           N/A          N/A
        1841 Columbia Road (acquired 8/96)                Washington, D.C.           115           634           N/A          N/A
                                                                              -----------  -------------  ------------  ------------
                 Sub-Total / Average                                               1,779           756           837         96.7%

     Garden
        Blvd. of Old Town / Gov. Spotswood
         (acquired 4/95,3/96)                             Alexandria, VA             159           603           723         96.8%
        Westerly at Worldgate (opened 5/95)               Fairfax Co., VA            320           921         1,063         92.8%
        Oakwood (acquired 12/95)                          Vienna, VA                 218           968         1,001         93.9%
        Charter Oak (acquired 3/96)                       Reston, VA                 262         1,097           N/A          N/A
                                                                              -----------  -------------  ------------  ------------
                 Sub-Total / Average                                                 959           927           966         93.9%
                                                                              -----------  -------------  ------------  ------------
                                                                                   2,738           816           889         95.5%
                                                                              -----------  -------------  ------------  ------------
All Residential Properties                                                        15,200           962          $884         96.9%
                                                                              ===========  =============  ============  ============

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